AMERICAN CENTURY MUTUAL FUNDS, INC.

EXHIBIT INDEX

EXHIBIT      DESCRIPTION OF DOCUMENT
NUMBER

EX-99.a1     Articles of Incorporation of Twentieth Century Investors, Inc.,
dated June 26, 1990 (filed as Exhibit b1a to Post-Effective Amendment No. 73 to the Registration Statement of the Registrant on February 29, 1996, File No.
2-14213, and incorporated herein by reference).

EX-99.a2     Articles of Amendment of Twentieth Century Investors, Inc., dated
November 19, 1990 (filed as Exhibit b1b to Post-Effective Amendment No. 73 to the Registration Statement of the Registrant on February 29, 1996, File No.
2-14213, and incorporated herein by reference).

EX-99.a3     Articles of Merger of Twentieth Century Investors, Inc., a
Maryland corporation and Twentieth Century Investors, Inc., a Delaware
corporation, dated February 22, 1991 (filed as Exhibit b1c to Post-Effective
Amendment No. 73 to the Registration Statement of the Registrant on February 29,
1996, File No. 2-14213, and incorporated herein by reference).

EX-99.a4     Articles of Amendment of Twentieth Century Investors, Inc., dated
August 10, 1993 (filed as Exhibit b1d to Post-Effective Amendment No. 73 to the
Registration Statement of the Registrant on February 29, 1996, File No. 2-14213,
and incorporated herein by reference).

EX-99.a5     Articles Supplementary of Twentieth Century Investors, Inc.,
dated September 2, 1993 (filed as Exhibit b1e to Post-Effective Amendment No. 73 to the Registration Statement of the Registrant on February 29, 1996, File No.
2-14213, and incorporated herein by reference).

EX-99.a6     Articles Supplementary of Twentieth Century Investors, Inc.,
dated April 24, 1995 (filed as Exhibit b1f to Post-Effective Amendment No. 73 to the Registration Statement of the Registrant on February 29, 1996, File No.
2-14213, and incorporated herein by reference).

EX-99.a7     Articles Supplementary of Twentieth Century Investors, Inc.,
dated October 11, 1995 (filed as Exhibit b1g to Post-Effective Amendment No. 73 to the Registration Statement of the Registrant on February 29, 1996, File No.
2-14213, and incorporated herein by reference).

EX-99.a8     Articles Supplementary of Twentieth Century Investors, Inc.,
dated January 22, 1996 (filed as Exhibit b1h to Post-Effective Amendment No. 73 to the Registration Statement of the Registrant on February 29, 1996, File No.
2-14213, and incorporated herein by reference).

EX-99.a9     Articles Supplementary of Twentieth Century Investors, Inc.,
dated March 11, 1996 (filed as Exhibit b1i to Post-Effective Amendment No. 75 to the Registration Statement of the Registrant on June 14, 1996, File No. 2-14213,
and incorporated herein by reference).

EX-99.a10    Articles Supplementary of Twentieth Century Investors, Inc.,
dated September 9, 1996 (filed as Exhibit a10 to Post-Effective Amendment No. 85 to the Registration Statement of the Registrant on September 1, 1999, File No.
2-14213, and incorporated herein by reference).

EX-99.a11    Articles of Amendment of Twentieth Century Investors, Inc., dated
December 2, 1996 (filed as Exhibit b1j to Post-Effective Amendment No. 76 to the
Registration Statement of the Registrant on February 28, 1997, File No. 2-14213,
and incorporated herein by reference).

EX-99.a12    Articles Supplementary of American Century Mutual Funds, Inc.,
dated December 2, 1996 (filed as Exhibit b1k to Post-Effective Amendment No. 76 to the Registration Statement of the Registrant on February 28, 1997, File No.
2-14213, and incorporated herein by reference).

EX-99.a13    Articles Supplementary of American Century Mutual Funds, Inc.,
dated July 28, 1997 (filed as Exhibit b1l to Post-Effective Amendment No. 78 to the Registration Statement of the Registrant on February 26, 1998, File No.
2-14213, and incorporated herein by reference).

EX-99.a14    Articles Supplementary of American Century Mutual Funds, Inc.,
dated November 28, 1997 (filed as Exhibit a13 to Post-Effective Amendment No. 83 to the Registration Statement of the Registrant on February 26, 1999, File No.
2-14213, and incorporated herein by reference).

EX-99.a15    Certificate of Correction to Articles Supplementary of American
Century Mutual Funds, Inc., dated December 18, 1997 (filed as Exhibit a14 to
Post-Effective Amendment No. 83 to the Registration Statement of the Registrant
on February 26, 1999, File No. 2-14213, and incorporated herein by reference).

EX-99.a16    Articles Supplementary of American Century Mutual Funds, Inc.,
dated December 18, 1997 (filed as Exhibit b1m to Post-Effective Amendment No. 78 to the Registration Statement of the Registrant on February 26, 1998, File No.
2-14213, and incorporated herein by reference).

EX-99.a17    Articles Supplementary of American Century Mutual Funds, Inc.,
dated January 25, 1999 (filed as Exhibit a16 to Post-Effective Amendment No. 83 to the Registration Statement of the Registrant on February 26, 1999, File No.
2-14213, and incorporated herein by reference).

EX-99.a18    Articles Supplementary of American Century Mutual Funds, Inc.,
dated February 16, 1999 (filed as Exhibit a17 to Post-Effective Amendment No. 83 to the Registration Statement of the Registrant on February 26, 1999, File No.
2-14213, and incorporated herein by reference).

EX-99.a19    Articles Supplementary of American Century Mutual Funds, Inc.,
dated August 2, 1999 (filed as Exhibit a19 to Post-Effective Amendment No. 89 to the Registration Statement of the Registrant on December 1, 2000, File No.
2-14213, and incorporated herein by reference).

EX-99.a20    Articles Supplementary of American Century Mutual Funds, Inc.,
dated November 19, 1999 (filed as Exhibit a19 to Post-Effective Amendment No. 87 to the Registration Statement of the Registrant on November 29, 1999, File No.
2-14213, and incorporated herein by reference).

EX-99.a21    Articles Supplementary of American Century Mutual Funds, Inc.,
dated March 5, 2001 (filed as Exhibit a21 to Post-Effective Amendment No. 93 to the Registration Statement of the Registrant on April 20, 2001, File No.
2-14213, and incorporated herein by reference).

EX-99.a22    Certificate of Correction to Articles Supplementary, dated April
3, 2001 (filed as Exhibit a22 to Post-Effective Amendment No. 93 to the
Registration Statement of the Registrant on April 20, 2001, File No. 2-14213,
and incorporated herein by reference).

EX-99.a23    Articles Supplementary of American Century Mutual Funds, Inc.,
dated June 14, 2002 (filed as Exhibit a23 to Post-Effective Amendment No. 98 to the Registration Statement of the Registrant on October 10, 2002, File No.
2-14213, and incorporated herein by reference).

EX-99.a24    Certificate of Correction to Articles Supplementary of American
Century Mutual Funds, Inc., dated June 25, 2002 (filed as Exhibit a24 to
Post-Effective Amendment No. 98 to the Registration Statement of the Registrant
on October 10, 2002, File No. 2-14213, and incorporated herein by reference).

EX-99.a25    Articles Supplementary of American Century Mutual Funds, Inc.,
dated February 12, 2003 (filed as Exhibit a25 to Post-Effective Amendment No.
100 to the Registration Statement of the Registrant on February 28, 2003, File
No. 2-14213, and incorporated herein by reference).

EX-99.a26    Certificate of Correction to Articles Supplementary of American
Century Mutual Funds, Inc., dated February 28, 2003 (filed as Exhibit a26 to
Post-Effective Amendment No. 101 to the Registration Statement of the Registrant
on August 28, 2003, File No. 2-14213, and incorporated herein by reference).

EX-99.a27     Articles Supplementary of American Century Mutual Funds, Inc.,
dated August 14, 2003 (filed as Exhibit a27 to Post-Effective Amendment No. 102 to the Registration Statement of the Registrant on August 28, 2003, File No.
2-14213, and incorporated herein by reference).

EX-99.a28     Articles Supplementary of American Century Mutual Funds, Inc.,
dated January 14, 2004 (filed as Exhibit a28 to Post-Effective Amendment No. 104 to the Registration Statement of the Registrant on February 26, 2004, File No.
2-14213, and incorporated herein by reference).

EX-99.a29     Articles Supplementary of American Century Mutual Funds, Inc.,
dated November 17, 2004 (filed as Exhibit a29 to Post-Effective Amendment No.
106 to the Registration Statement of the Registrant on November 29, 2004, File
No. 2-14213, and incorporated herein by reference).

EX-99.a30     Articles Supplementary of American Century Mutual Funds, Inc.,
dated January 13, 2005 (filed as Exhibit a30 to Post-Effective Amendment No. 109 to the Registration Statement of the Registrant on February 25, 2005, File No.
2-14213, and incorporated herein by reference).

EX-99.a31    Articles Supplementary of American Century Mutual Funds, Inc.,
dated June 22, 2005 (filed as Exhibit a31 to Post-Effective Amendment No. 111 to the Registration Statement of the Registrant on July 28, 2005, File No. 2-14213,
and incorporated herein by reference).

EX-99.a32   Articles Supplementary of American Century Mutual Funds, Inc.,
dated December 13, 2005 (filed electronically as Exhibit 1(ff) to the
Registration Statement on Form N-14 of the Registrant on December 22, 2005, File
No. 2-14213, and incorporated herein by reference).

EX-99.a33   Articles Supplementary of American Century Mutual Funds, Inc.,
dated March 15, 2006.

EX-99.b     Amended and Restated Bylaws, dated September 21, 2004 (filed as
Exhibit b to Post-Effective Amendment No. 106 to the Registration Statement of
the Registrant, File No. 2-14213, on November 29, 2004, and incorporated herein by reference).

EX-99.c     Registrant hereby incorporates by reference, as though set forth fully herein, Article Fifth, Article Seventh, and Article Eighth, of
Registrant's Articles of Incorporation, appearing as Exhibit (a)(1) herein and
Article Fifth of Registrant's Articles of Amendment, appearing as Exhibit (a)(4)
herein and Sections 3, 4, 5, 6, 7, 8, 9, 10, 11, 22, 25, 30, 31, 32, 33, 39, 40
and 51 of Registrant's Amended and Restated Bylaws, incorporated herein by reference as Exhibit b hereto.

EX-99.d1    Amended and Restated Management Agreement with American Century
Investment Management, Inc., dated July 29, 2005 (filed as Exhibit d to
Post-Effective Amendment No. 111 to the Registration Statement of the Registrant
on July 28, 2005, File No. 2-14213, and incorporated herein by reference).

EX-99.d2   Management Agreement with American Century Investment Management,
Inc., dated March 30, 2006.

EX-99.d3   Investment Subadvisory Agreement with Mason Street Advisors LLC, dated March 30, 2006.

EX-99.e   Amended and Restated Distribution Agreement with American Century
Investment Services, Inc., dated March 30, 2006 (filed as Exhibit e to
Post-Effective Amendment No. 23 to the Registration Statement of American
Century Strategic Asset Allocations, Inc. on March 30, 2006, File No. 33-79482,
and incorporated herein by reference).

EX-99.g1  Master Agreement with Commerce Bank, N.A., dated January 22, 1997
(filed as Exhibit b8e to Post-Effective Amendment No. 76 to the Registration
Statement of the Registrant on February 28, 1997, File No. 2-14213, and
incorporated herein by reference).

EX-99.g2  Global Custody Agreement with The Chase Manhattan Bank, dated
August 9, 1996 (filed as Exhibit b8 to Post-Effective Amendment No. 31 to the
Registration Statement of American Century Government Income Trust on February
7, 1997, File No. 2-99222, and incorporated herein by reference).

EX-99.g3  Amendment to the Global Custody Agreement with The Chase
Manhattan Bank, dated December 9, 2000 (filed as Exhibit g2 to Pre-Effective
Amendment No. 2 to the Registration Statement of American Century Variable
Portfolios II, Inc. on January 9, 2001, File No. 333-46922, and incorporated herein by reference).

EX-99.g4    Amendment No. 2 to the Global Custody Agreement between American
Century Investments and the JPMorgan Chase Bank, dated as of May 1, 2004 (filed as Exhibit g4 to Post-Effective Amendment No. 35 to the Registration Statement
of American Century Quantitative Equity Funds, Inc. on April 29, 2004, File No.
33-19589, and incorporated herein by reference).

EX.99.g5    Chase Manhattan Bank Custody Fee Schedule, dated October 19, 2000
(filed as Exhibit g5 to Post-Effective Amendment No. 35 to the Registration
Statement of American Century Quantitative Equity Funds, Inc. on April 29, 2004,
File No. 33-19589, and incorporated herein by reference).

EX-99.g6    Registered Investment Company Custody Agreement with Goldman,
Sachs & Co., dated February 6, 2006 (filed as Exhibit g6 to Post-Effective
Amendment No. 114 to the Registration Statement of the Registrant on February
28, 2006, File No. 2-14213, and incorporated herein by reference).

EX-99.g7 Custodian and Investment Accounting Agreement with State Street Bank and Trust Company, dated May 27, 2005 (filed as Exhibit g6 to Post-Effective
Amendment No. 27 to the Registration Statement of American Century Investment
Trust on May 27, 2005, File No. 33-65170, and incorporated herein by reference).

EX-99.g8 Amendment No. 1 to Custodian and Investment Accounting Agreement with
State Street Bank and Trust Company, effective September 30, 2005 (filed as
Exhibit g8 to Post-Effective Amendment No. 41 to the Registration Statement of
American Century Quantitative Equity Funds, Inc. on September 29, 2005, File No.
33-19589, and incorporated herein by reference).

EX-99.g9 Amendment No. 2 to Custodian and Investment Accounting Agreement with
State Street Bank and Trust Company, effective March 31, 2006 (filed electronically as Exhibit g9 to Post-Effective Amendment No. 32 to the
Registration Statement of American Century Investment Trust on March 31, 2006,
File No. 33-65170, and incorporated herein by reference).

EX-99.h1    Transfer Agency Agreement with Twentieth Century Services, Inc., dated March 1, 1991 (filed as Exhibit 9 to Post-Effective Amendment No. 76 to the Registration Statement of the Registrant on February 28, 1997, File No.
2-14213, and incorporated herein by reference).

EX-99.h2    Credit Agreement with JPMorgan Chase Bank, as Administrative
Agent, dated December 17, 2003 (filed as Exhibit h9 to Post-Effective Amendment
No. 39 to the Registration Statement of American Century Target Maturities Trust
on January 30, 2004, File No. 2-94608, and incorporated herein by reference).

EX-99.h3    Termination, Replacement and Restatement Agreement with JPMorgan
Chase Bank N.A., as Administrative Agent, dated December 14, 2005 (filed as
Exhibit h13 to Post-Effective Amendment No. 40 to the Registration Statement of
American Century California Tax-Free and Municipal Funds on December 29, 2005,
File No. 2-82734, and incorporated herein by reference).

EX-99.h4    Customer Identification Program Reliance Agreement, dated August
26, 2004 (filed as Exhibit h2 to Post-Effective Amendment No. 1 to the
Registration Statement of American Century Asset Allocation Portfolios, Inc. on
September 1, 2004, File No. 333-116351, and incorporated herein by reference).

EX-99.i   Opinion and Consent of Counsel, dated March 9, 2006 (filed as
Exhibit i to the Registration Statement on Form N-14 of the Registrant on March
9, 2006, File No. 2-14213, and incorporated herein by reference).

EX-99.j1  Consent of Deloitte & Touche LLP, independent registered public accounting firm, dated March 28, 2006.

EX-99.j2  Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm, dated March 28, 2006, is included herein.

EX-99.j3  Power of Attorney, dated December 13, 2005 (filed as Exhibit j2 to Post-Effective Amendment No. 39 to the Registration Statement of American
Century World Mutual Funds, Inc. on December 14, 2005, File No. 33-39242, and
incorporated herein by reference).

EX-99.j4  Secretary's Certificate, dated December 13, 2005 (filed as
Exhibit j3 to Post-Effective Amendment No. 39 to the Registration Statement of
American Century World Mutual Funds, Inc. on December 14, 2005, File No.
33-39242, and incorporated herein by reference).

EX-99.m1  Master Distribution and Shareholder Services Plan (Advisor
Class), dated September 3, 1996 (filed as Exhibit b15a to Post-Effective
Amendment No. 9 to the Registration Statement of American Century Capital
Portfolios, Inc. on February 17, 1998, File No. 33-64872, and incorporated herein by reference).

EX-99.m2  Amendment No. 1 to the Master Distribution and Shareholder
Services Plan (Advisor Class), dated June 13, 1997 (filed as Exhibit b15b to
Post-Effective Amendment No. 77 to the Registration Statement of the Registrant
on July 17, 1997, File No. 2-14213, and incorporated herein by reference).

EX-99.m3  Amendment No. 2 to the Master Distribution and Shareholder
Services Plan (Advisor Class), dated September 30, 1997 (filed as Exhibit b15c to Post-Effective Amendment No. 78 to the Registration Statement of the
Registrant on February 26, 1998, File No. 2-14213, and incorporated herein by reference).

EX-99.m4    Amendment No. 3 to the Master Distribution and Shareholder
Services Plan (Advisor Class), dated June 30, 1998 (filed as Exhibit b15e to
Post-Effective Amendment No. 11 to the Registration Statement of American
Century Capital Portfolios, Inc. on June 26, 1998, File No. 33-64872, and
incorporated herein by reference).

EX-99.m5    Amendment No. 4 to the Master Distribution and Shareholder
Services Plan (Advisor Class), dated November 13, 1998 (filed as Exhibit b15e to
Post-Effective Amendment No. 12 to the Registration Statement of American
Century World Mutual Funds, Inc. on November 13, 1998, File No. 33-39242, and
incorporated herein by reference).

EX-99.m6    Amendment No. 5 to the Master Distribution and Shareholder
Services Plan (Advisor Class), dated February 16, 1999 (filed as Exhibit m6 to
Post-Effective Amendment No. 83 to the Registration Statement of the Registrant
on February 26, 1999, File No. 2-14213, and incorporated herein by reference).

EX-99.m7    Amendment No. 6 to the Master Distribution and Shareholder
Services Plan (Advisor Class), dated July 30, 1999 (filed as Exhibit m7 to
Post-Effective Amendment No. 16 of American Century Capital Portfolios, Inc. on
July 29, 1999, File No. 33-64872, and incorporated herein by reference).

EX-99.m8    Amendment No. 7 to the Master Distribution and Shareholder
Services Plan (Advisor Class), dated November 19, 1999 (filed as Exhibit m8 to
Post-Effective Amendment No. 87 to the Registration Statement of the Registrant
on November 29, 1999, File No. 2-14213, and incorporated herein by reference).

EX-99.m9    Amendment No. 8 to the Master Distribution and Shareholder
Services Plan (Advisor Class), dated June 1, 2000 (filed as Exhibit m9 to
Post-Effective Amendment No. 19 to the Registration Statement of American
Century World Mutual Funds, Inc. on May 24, 2000, File No. 33-39242, and
incorporated herein by reference).

EX-99.m10    Amendment No. 9 to the Master Distribution and Shareholder
Services Plan (Advisor Class), dated April 30, 2001 (filed as Exhibit m10 to
Post-Effective Amendment No. 24 to the Registration Statement of American
Century World Mutual Funds, Inc. on April 19, 2001, File No. 33-39242, and
incorporated herein by reference).

EX-99.m11    Amendment No. 10 to the Master Distribution and Shareholder
Services Plan (Advisor Class), dated December 3, 2001 (filed as Exhibit m11 to
Post-Effective Amendment No. 94 to the Registration Statement of the Registrant
on December 13, 2001, File No. 2-14213, and incorporated herein by reference).

EX-99.m12    Amendment No. 11 to the Master Distribution and Shareholder
Services Plan (Advisor Class), dated September 3, 2002 (filed as Exhibit m12 to
Post-Effective Amendment No. 26 to the Registration Statement of American
Century World Mutual Funds, Inc. on October 1, 2002, File No. 33-39242, and
incorporated herein by reference).

EX-99.m13    Amendment No. 12 to the Master Distribution and Shareholder
Services Plan (Advisor Class), dated August 1, 2004 (filed as Exhibit m13 to
Post-Effective Amendment No. 32 to the Registration Statement of American
Century Capital Portfolios, Inc. on July 29, 2004, File No. 33-64872, and
incorporated herein by reference).

EX-99.m14    Master Distribution and Individual Shareholder Services Plan
(C Class), dated March 1, 2001 (filed as Exhibit m11 to Post-Effective Amendment
No. 24 to the Registration Statement of American Century World Mutual Funds,
Inc. on April 19, 2001, File No. 33-39242, and incorporated herein by reference).

EX-99.m15    Amendment No. 1 to the Master Distribution and Individual
Shareholder Services Plan (C Class), dated April 30, 2001 (filed as Exhibit m12 to Post-Effective Amendment No. 24 to the Registration Statement of American
Century World Mutual Funds, Inc. on April 19, 2001, File No. 33-39242, and
incorporated herein by reference).

EX-99.m16     Amendment No. 2 to the Master Distribution and Individual
Shareholder Services Plan (C Class), dated September 3, 2002 (filed as Exhibit
m15 to Post-Effective Amendment No. 26 to the Registration Statement of American
Century World Mutual Funds, Inc. on October 1, 2002, File No. 33-39242, and
incorporated herein by reference).

EX-99.m17     Amendment No. 3 to the Master Distribution and Individual
Shareholder Services Plan (C Class), dated February 27, 2004 (filed as Exhibit
m16 to Post-Effective Amendment No. 104 to the Registration Statement of the
Registrant on February 26, 2004, File No. 2-14213, and incorporated herein by reference).

EX-99.m18     Amendment No. 4 to the Master Distribution and Individual
Shareholder Services Plan (C Class), dated September 30, 2004 (filed as Exhibit
m18 to Post-Effective Amendment No. 20 to the Registration Statement of American
Century Strategic Asset Allocations, Inc. on September 29, 2004, File No.
33-79482, and incorporated herein by reference).

EX-99.m19     Amendment No. 5 to the Master Distribution and Individual
Shareholder Services Plan (C Class), dated November 17, 2004 (filed as Exhibit
m19 to Post-Effective Amendment No. 106 to the Registration Statement of the
Registrant on November 29, 2004, File No. 2-14213, and incorporated herein by reference).

EX-99.m20     Amendment No. 6 to the Master Distribution and Individual
Shareholder Services Plan (C Class), dated March 30, 2006 (filed as Exhibit m20 to Post-Effective Amendment No. 23 to the Registration Statement of American
Century Strategic Asset Allocations, Inc. on March 30, 2006, File No. 33-79482,
and incorporated herein by reference).

EX-99.m21    Master Distribution and Individual Shareholder Services Plan (A
Class), dated September 3, 2002 (filed as Exhibit m6 to Post-Effective Amendment
No. 34 to the Registration Statement of American Century California Tax-Free and
Municipal Funds on October 1, 2002, File No. 2-82734, and incorporated herein by reference).

EX-99.m22    Amendment No. 1 to the Master Distribution and Individual
Shareholder Services Plan (A Class), dated February 27, 2004 (filed as Exhibit
m18 to Post-Effective Amendment No. 104 to the Registration Statement of the
Registrant on February 26, 2004, File No. 2-14213, and incorporated herein by reference).

EX-99.m23    Amendment No. 2 to the Master Distribution and Individual
Shareholder Services Plan (A Class), dated September 30, 2004 (filed as Exhibit
m22 to Post-Effective Amendment No. 106 to the Registration Statement of the
Registrant on November 29, 2004, File No. 2-14213, and incorporated herein by reference).

EX-99.m24    Amendment No. 3 to the Master Distribution and Individual
Shareholder Services Plan (A Class), dated November 17, 2004 (filed as Exhibit
m23 to Post-Effective Amendment No. 106 to the Registration Statement of the
Registrant on November 29, 2004, File No. 2-14213, and incorporated herein by reference).

EX-99.m25    Amendment No. 4 to the Master Distribution and Individual
Shareholder Services Plan (A Class), dated May 1, 2005 (filed as Exhibit m13 to
Post-Effective Amendment No. 44 to the Registration Statement of American
Century Municipal Trust on May 13, 2005, File No. 2-91229, and incorporated herein by reference).

EX-99.m26    Amendment No. 5 to the Master Distribution and Individual
Shareholder Services Plan (A Class), dated September 29, 2005 (filed as Exhibit
m25 to Post-Effective Amendment No. 38 to the Registration Statement of American
Century World Mutual Funds, Inc. on November 30, 2005, File No. 33-39242, and
incorporated herein by reference).

EX-99.m27     Amendment No. 6 to the Master Distribution and Individual
Shareholder Services Plan (A Class), dated March 30, 2006 (filed as Exhibit m27 to Post-Effective Amendment No. 23 to the Registration Statement of American
Century Strategic Asset Allocations, Inc. on March 30, 2006, File No. 33-79482,
and incorporated herein by reference).

EX-99.m28     Master Distribution and Individual Shareholder Services Plan
(B Class), dated September 3, 2002 (filed as Exhibit m7 to Post-Effective
Amendment No. 34 to the Registration Statement of American Century California
Tax-Free and Municipal Funds on October 1, 2002, File No. 2-82734, and
incorporated herein by reference).

EX-99.m29     Amendment No. 1 to the Master Distribution and Individual
Shareholder Services Plan (B Class), dated February 27, 2004 (filed as Exhibit
m20 to Post-Effective Amendment No. 104 to the Registration Statement of the
Registrant on February 26, 2004, File No. 2-14213, and incorporated herein by reference).

EX-99.m30     Amendment No. 2 to the Master Distribution and Individual
Shareholder Services Plan (B Class), dated September 30, 2004 (filed as Exhibit
m26 to Post-Effective Amendment No. 106 to the Registration Statement of the
Registrant on November 29, 2004, File No. 2-14213, and incorporated herein by reference).

EX-99.m31     Amendment No. 3 to the Master Distribution and Individual
Shareholder Services Plan (B Class), dated November 17, 2004 (filed as Exhibit
m27 to Post-Effective Amendment No. 106 to the Registration Statement of the
Registrant on November 29, 2004, File No. 2-14213, and incorporated herein by reference).

EX-99.m32    Amendment No. 4 to the Master Distribution and Individual
Shareholder Services Plan (B Class), dated May 1, 2005 (filed as Exhibit m18 to
Post-Effective Amendment No. 44 to the Registration Statement of American
Century Municipal Trust on May 13, 2005, File No. 2-91229, and incorporated herein by reference).

EX-99.m33     Amendment No. 5 to the Master Distribution and Individual
Shareholder Services Plan (B Class), dated September 29, 2005 (filed as Exhibit
m31 to Post-Effective Amendment No. 38 to the Registration Statement of American
Century World Mutual Funds, Inc. on November 30, 2005, File No. 33-39242, and
incorporated herein by reference).

EX-99.m34     Amendment No. 6 to the Master Distribution and Individual
Shareholder Services Plan (B Class), dated March 30, 2006 (filed as Exhibit m34 to Post-Effective Amendment No. 23 to the Registration Statement of American
Century Strategic Asset Allocations, Inc. on March 30, 2006, File No. 33-79482,
and incorporated herein by reference).

EX-99.m35     Master Distribution and Individual Shareholder Services Plan
(R Class), dated August 29, 2003 (filed as Exhibit m16 to Post-Effective
Amendment No. 17 to the Registration Statement of American Century Strategic
Asset Allocations, Inc. on August 28, 2003, File No. 33-79482, and incorporated herein by reference).

EX-99.m36     Amendment No. 1 to the Master Distribution and Individual
Shareholder Services Plan (R Class), dated May 1, 2004 (filed as Exhibit m15 to
Post-Effective Amendment No. 35 to the Registration Statement of American
Century Quantitative Equity Funds, Inc. on April 29, 2004, File No. 33-19589,
and incorporated herein by reference).

EX-99.m37    Amendment No. 2 to the Master Distribution and Individual
Shareholder Services Plan (R Class), dated February 24, 2005 (filed as Exhibit
m30 to Post-Effective Amendment No. 22 of American Century Strategic Asset
Allocations, Inc. on March 30, 2005, File No. 33-79482, and incorporated herein by reference).

EX-99.m38    Amendment No. 3 to the Master Distribution and Individual
Shareholder Services Plan (R Class), dated July 29, 2005 (filed as Exhibit m33 to Post-Effective Amendment No. 111 to the Registration Statement of the
Registrant on July 28, 2005, File No. 2-14213, and incorporated herein by reference).

EX-99.m39   Amendment No. 4 to the Master Distribution and Individual
Shareholder Services Plan (R Class), dated September 29, 2005 (filed as Exhibit
m22 to Post-Effective Amendment No. 41 to the Registration Statement of American
Century Quantitative Equity Funds, Inc. on September 29, 2005, File No.
33-19589, and incorporated herein by reference).

EX-99.m40   Amendment No. 5 to the Master Distribution and Individual
Shareholder Services Plan (R Class), dated March 30, 2006 (filed as Exhibit m40 to Post-Effective Amendment No. 23 to the Registration Statement of American
Century Strategic Asset Allocations, Inc. on March 30, 2006, File No. 33-79482,
and incorporated herein by reference).

EX-99.n1    Amended and Restated Multiple Class Plan, dated September 3, 2002
(filed as Exhibit n1 to Post-Effective Amendment No. 35 to the Registration
Statement of American Century California Tax-Free and Municipal Funds on
December 17, 2002, File No. 2-82734, and incorporated herein by reference).

EX-99.n2    Amendment No. 1 to the Amended and Restated Multiple Class Plan,
dated December 31, 2002 (filed as Exhibit n2 to Post-Effective Amendment No. 39 to the Registration Statement of American Century Municipal Trust on December
23, 2002, File No. 2-91229, and incorporated herein by reference).

EX-99.n3    Amendment No. 2 to the Amended and Restated Multiple Class Plan,
dated August 29, 2003 (filed as Exhibit n3 to Post-Effective Amendment No. 17 to the Registration Statement of American Century Strategic Asset Allocations, Inc.
on August 28, 2003, File No. 33-79482, and incorporated herein by reference).

EX-99.n4    Amendment No. 3 to the Amended and Restated Multiple Class Plan,
dated February 27, 2004 (filed as Exhibit n4 to Post-Effective Amendment No. 104 to the Registration Statement of the Registrant on February 26, 2004, File No.
2-14213, and incorporated herein by reference).

EX-99.n5    Amendment No. 4 to the Amended and Restated Multiple Class Plan,
dated as of May 1, 2004 (filed as Exhibit n5 to Post-Effective Amendment No. 35 to the Registration Statement of American Century Quantitative Equity Funds,
Inc. on April 29, 2004, File No. 33-19589, and incorporated herein by reference).

EX-99.n6    Amendment No. 5 to the Amended and Restated Multiple Class Plan,
dated August 1, 2004 (filed as Exhibit n6 to Post-Effective Amendment No. 24 to the Registration Statement of American Century Investment Trust on July 29,
2004, File No. 33-65170, and incorporated herein by reference).

EX-99.n7    Amendment No. 6 to the Amended and Restated Multiple Class Plan,
dated September 30, 2004 (filed as Exhibit n7 to Post-Effective Amendment No. 20 to the Registration Statement of American Century Strategic Asset Allocations,
Inc. on September 29, 2004, File No. 33-79482, and incorporated herein by reference).

EX-99.n8    Amendment No. 7 to the Amended and Restated Multiple Class Plan,
dated November 17, 2004 (filed as Exhibit n8 to Post-Effective Amendment No. 106 to the Registration Statement of the Registrant, File No. 2-14213, on November
29, 2004, and incorporated herein by reference).

EX-99.n9    Amendment No. 8 to the Amended and Restated Multiple Class Plan,
dated February 24, 2005 (filed as Exhibit n9 to Post-Effective Amendment No. 22 to the American Century Strategic Asset Allocations, Inc. on March 30, 2005,
File No. 33-79482, and incorporated herein by reference).

EX-99.n10    Amendment No. 9 to the Amended and Restated Multiple Class Plan,
dated July 29, 2005 (filed as Exhibit n10 to Post-Effective Amendment No. 111 to the Registration Statement of the Registrant on July 28, 2005, File No. 2-14213,
and incorporated herein by reference).

EX-99.n11    Amendment No. 10 to the Amended and Restated Multiple Class Plan,
dated September 29, 2005 (filed as Exhibit n11 to Post-Effective Amendment No.
41 to the Registration Statement of American Century Quantitative Equity Funds,
Inc. on September 29, 2005, File No. 33-19589, and incorporated herein by reference).

EX-99.n12    Amendment No. 11 to the Amended and Restated Multiple Class Plan,
dated March 30, 2006 (filed as Exhibit n12 to the Registration Statement of
American Century Strategic Asset Allocations, Inc. on March 30, 2006, File No.
33-79482, and incorporated herein by reference).

EX-99.n13    Letter Agreement with American Century Investment Management,
Inc., dated March 30, 2006 (filed as Exhibit n13 to Post-Effective Amendment No.
42 to the Registration Statement of American Century World Mutual Funds, Inc. on
March 30, 2006, File No. 33-39242, and incorporated herein by reference).

EX-99.p1     American Century Investments Code of Ethics (filed as Exhibit p1 to Post-Effective Amendment No. 38 to the Registration Statement of American
Century California Tax-Free and Municipal Funds on December 29, 2004, File No.
2-82734, and incorporated herein by reference).

EX-99.p2     Independent Directors' Code of Ethics amended March 4, 2000
(filed as Exhibit p2 to Post-Effective Amendment No. 106 to the Registration
Statement of the Registrant on November 29, 2004, File No. 2-14213, and
incorporated herein by reference).

EX-99.p3    Mason Street Advisors, LLC Statement of Policy on Personal
Securities Transactions (filed as Exhibit p3 to Post-Effective Amendment No. 31 to the Registration Statement of American Century Investment Trust on March 9,
2006, File No. 33-65170, and incorporated herein by reference).